SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SMARTDISK CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                              65-0733580
--------------------------------       --------------------------------
    (State of Incorporation                   (I.R.S. Employer
       or Organization)                      Identification No.)

 3506 MERCANTILE AVENUE, NAPLES, FLORIDA                  34104
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(Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a class of        If this form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange          of securities pursuant to Section 12(g) of the
Act and is effective pursuant to General Instruction          Exchange Act and is effective pursuant to General
A.(c), please check the following box. [ ]                    Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-82793

Securities to be registered pursuant to Section 12(b) of the Act:

      TITLE OF EACH CLASS                        NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
---------------------------------                -------------------------------
        NOT APPLICABLE                                   NOT APPLICABLE

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1 (Registration No. 333-82793).

ITEM 2.  EXHIBIT NUMBER.

                  3.1*              Restated Certificate of Incorporation of the
                                    Registrant.

                  3.2*              Bylaws of the Registrant.

                  10.12* Investors' Rights Agreement, dated May 22, 1998, among the Registrant and each of the investors party thereto.

* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1 (Registration No. 333-82793).

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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    SMARTDISK CORPORATION

                                    By: /s/ DANIEL E. REED
                                        -------------------------------------
                                        Daniel E. Reed
                                        Vice President, Corporate Development
                                        and Legal Affairs

Dated:  September 3, 1999

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